SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

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Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under Rule 14a-12

Immunomedics, Inc

(Name of Registrant as Specified In Its Charter)

venBio Select Advisor LLC

Behzad Aghazadeh

Scott Canute

Peter Barton Hutt

Khalid Islam

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION

DATED [ ], 2016

IMMUNOMEDICS, INC.

300 The American Road

Morris Plains, New Jersey 07950

__________________________

PROXY STATEMENT

OF

venBio Select Advisor LLC

_________________________

PLEASE SIGN, DATE, AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This Proxy Statement and the enclosed GOLD proxy card are being furnished by venBio Select Advisor LLC (“venBio”, “we”, or “us”), Behzad Aghazadeh (“Dr. Aghazadeh”), and the nominees named in Proposal 1 (the “Nominees” and, together with venBio, the “Participants”), in connection with the solicitation of proxies from the stockholders of Immunomedics, Inc., a Delaware corporation (“Immunomedics” or the “Company”).

Our initial investment in Immunomedics was based on the Company’s lead oncology program IMMU-132. Since presenting promising early data in June 2015, the Company’s share price has declined by 35% due, in part, to what we believe are repeated missteps of Chief Scientific Officer David Goldenberg (“Dr. Goldenberg”) and his wife, Chief Executive Officer Cynthia Sullivan (“Ms. Sullivan”), as well as a lack of independent outsiders on the board of directors of the Company (the “Board”). Within the past six months, the Company has:

•      Been ejected from the prestigious American Society of Clinical Oncology (“ASCO”) Conference for
              breaking the conference’s data embargo

•      Failed to deliver on its promise of signing a global partnership to help alleviate its financial burdens and more expeditiously move its drug candidate, IMMU-132, through clinical development.

•      Issued what we believe is a dilutive financing at a punitive discount, with an additional 100% warrant coverage, despite repeatedly assuring investors that sufficient cash would be delivered through a partnership.

•      Been unable to retain senior management or board members as it has seen the recent departures of its
              Chief Marketing Officer, Chief Financial Officer, board member Arthur Kirsch, and special advisor Sol
              Barer.

With a five-member board that is over-represented by the husband-wife CEO-CSO team, who occupy 40% of the seats, we believe that the Company would benefit from more effective independent oversight. Our aim is to elect an experienced and knowledgeable board with pharmaceutical development and regulatory experience that will be able to guide the company and help get the drug into the hands of patients.

We are therefore seeking your support at the upcoming 2016 annual meeting of stockholders (the “Annual Meeting”), to be held on Wednesday, December 14, 2016 at 10:00 A.M. Eastern Time at the executive offices of Immunomedics, located at 300 The American Road, Morris Plains, New Jersey 07950, with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

Proposal		Our Recommendation

1.	To elect venBio’s slate of four director nominees — Behzad Aghazadeh, Scott Canute, Peter Barton Hutt, and Khalid Islam (collectively, the “Nominees”), each to serve as directors and hold office until the annual meeting of stockholders to be held in 2017 and until their successors are duly elected and qualified.	FOR ALL four of the nominees

2.	To vote on the Company’s advisory resolution on the compensation of its named executive officers.	AGAINST

3.	To vote on the amendment and restatement of the Company's certificate of incorporation, as amended, to increase the maximum number of authorized shares of the Company's capital stock, all classes, from 165,000,000 shares, consisting of (i) 155,000,000 shares of common stock, $0.01 par value per share ("Common Stock"), and (ii) 10,000,000 shares of preferred stock, $0.01 par value per share ("Preferred Stock"), to 205,000,000 shares, consisting of (x) 195,000,000 shares of Common Stock, and (y) 10,000,000 shares of Preferred Stock.	AGAINST

4.	To ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017.	FOR

5.	Consider any other business as may properly come before the Annual Meeting or any postponement or adjournment of the meeting.

The Board is currently composed of five directors and it is our expectation that there will be five directors elected at the Annual Meeting. If successful in our Proxy Solicitation, the Board will be composed of our four Nominees and the Company director nominee receiving the highest number of votes in favor of his or her election at the Annual Meeting, which means that our Nominees will constitute a majority of the members of the Board.

The names, backgrounds and qualifications of the Company's nominees, and other information about them, can be found in the Company's proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on November 2, 2016, (the "Company's Proxy Statement"). There is no assurance that any of the Company's nominees will serve as directors if any or all of our Nominees are elected.

The Company has set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as October 19, 2016. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 105,977,580 shares of common stock, par value $0.01 per share (“Common Stock”), outstanding according to the Company’s Proxy Statement. As of the close of business on November [15], 2016, the Participants beneficially owned 9,564,140 shares of Common Stock in the aggregate, as further described on Annex I.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” four Nominees to the Board, “AGAINST” Proposal 2, “AGAINST” Proposal 3, and “FOR” Proposal 4.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Company’s stockholders on or about [________], 2016.

This proxy solicitation is being made by venBio and the Nominees, and not on behalf of the Board or management of the Company or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

If you have already voted using the Company’s proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote and other information about the proxy materials, see the Questions and Answers section starting on page [14].

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, toll free at [(877) 305-0857] or collect at (212) 297-0720.

BACKGROUND OF THIS PROXY SOLICITATION

From time to time since 2015, representatives of venBio have engaged in dialogue with the Company and, during 2016, have held meetings with or corresponded with Ms. Sullivan and other representatives of the Company numerous times to discuss, among other things, the Company’s presentations at public conferences, regulatory approval of clinical-stage cancer treatments, the Company’s manufacturing and development plans and timelines, the Company’s investor outreach efforts, the Company’s outlook on financing partnerships, and the Company’s use of data in reporting results.

PROPOSAL 1: ELECTION OF DIRECTORS

According to public information, the Board currently consists of five directors, each of whose term as director is expiring at the Annual Meeting. We are soliciting proxies to elect the four Nominees — Behzad Aghazadeh, Scott Canute, Peter Barton Hutt, and Khalid Islam.

The Participants intend to vote all of their shares of Common Stock in favor of the four Nominees. If successful in our Proxy Solicitation, the Board will be composed of our four Nominees and the Company director nominee receiving the highest number of votes in favor of his or her election at the Annual Meeting, which means that our Nominees will constitute a majority of the members of the Board.

If elected, each of the Nominees will serve a one-year term until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified. There is no assurance that any incumbent director will serve as a director if one or more of the Nominees are elected to the Board. The ages shown below are as of the date of the filing of this Proxy Statement.

We are soliciting proxies to elect only the Nominees listed herein. Accordingly, the enclosed GOLD proxy card may only be voted for the Nominees and does not confer voting power with respect to any of the Company’s director nominees. Stockholders who return the GOLD proxy card will only be able to vote for the four Nominees listed on the card and will not have the opportunity to vote for the one additional seat up for election at the Annual Meeting. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company or by requesting a legal proxy and casting your ballot in person by attending the Annual Meeting. You should refer to the Company’s Proxy Statement for the names, background, qualifications and other information concerning the Company’s director nominees.

Nominees:

BEHZAD AGHAZADEH, phD
Age; Address	45; 120 W. 45th Street, 28th Fl., New York, NY 10036
Occupation	Portfolio Manager & Managing Partner, venBio Select Advisor LLC
Experience

Behzad Aghazadeh has more than 20 years of experience in the biopharmaceutical industry, with over 10 years of investing and 6 years of general management consulting experience in the healthcare sector, and prior to that in basic and clinical research. Prior to Dr. Aghazadeh’s service at venBio, his prior investing experience was with Sio Capital and previous to that, at Bernstein Value Equities overseeing the firm’s healthcare positions in the US and Europe. From 2000 until 2006, Dr. Aghazadeh was in the healthcare practice of Booz Allen (now a unit of PricewaterhouseCoopers), where he led major strategic and operational initiatives for pharmaceutical and biotechnology clients.

Dr. Aghazadeh received his Master’s degree in Physics from the Ludwig-Maximilians-University (Munich, Germany) and a PhD from Cornell University in Biochemistry & Biophysics.

Skills & Qualifications	Dr. Aghazadeh’s qualifications to serve as director include his extensive experience working on strategic initiatives for executive management teams and boards of directors of numerous companies in the biopharma industry, and his considerable experience as an investor in emerging biopharmaceutical companies.

SCOTT CANUTE
Age; Address	56; c/o Oncobiologics, Inc., 7 Clarke Dr., Cranbury, NJ 08512
Occupation	Former President, Global Manufacturing and Corporate Operations, Genzyme Corporation

Experience

Scott Canute has more than 34 years of experience in the biopharmaceutical industry, previously serving as President of Global Manufacturing and Corporate Operations of Genzyme Corporation from 2010 until 2011, where he lead a major turnaround in manufacturing in order to ensure on-going supply of life saving products that were in short supply, and developed and implemented a comprehensive manufacturing strategy including a revamped global governance system.

Prior to joining Genzyme, Mr. Canute spent 25 years at Eli Lilly and Company, where he served as President, Global Manufacturing Operations from 2004 until 2007. During his tenure at Eli Lilly, Mr. Canute directed all manufacturing and supply chain activities for the company’s global operations, which spanned 24 international manufacturing sites and 80+ contract manufacturing operations, and managed a $3.7 billion budget.

In addition to Mr. Canute’s extensive board experience listed below, he has served as a member of the board of directors of the National Association of Manufacturers, the Indiana Manufacturers Association and the Tauber Manufacturing Institute-University of Michigan.

Mr. Canute received a B.S. in chemical engineering from the University of Michigan and an M.B.A. from Harvard Business School.

Board Service	Akebia Therapeutics, Inc. (2016 – Present); Flexion Therapeutics, Inc. (2015 – Present); Proteon Therapeutics, Inc. (2015 – Present); Oncobiologics, Inc. (2011 – Present); Allocure Inc. (2012 – 2014); Inspiration Biopharmaceuticals, Inc. (2012 – 2013)
Skills & Qualifications	Mr. Canute’s qualifications to serve as director include his extensive board experience on the boards of multiple pharmaceutical companies, his considerable experience managing the operations of global pharmaceutical companies, and his knowledge of corporate governance.

PETER BARTON HUTT
Age; Address	82; c/o Covington & Burling LLP, One CityCenter, 850 Tenth Street, NW, Washington, DC 20001-4956
Occupation	Senior Counsel; Covington & Burling LLP
Experience

Peter Barton Hutt is a Senior Counsel at Covington & Burling LLP, specializing in Food and Drug Law, where he represented national trade associations for the food, prescription drug, nonprescription drug, dietary supplement, and cosmetic industries.  He began his law practice with the firm in 1960 and has remained at the firm with the exception of serving as Chief Counsel for the Food and Drug Administration from 1971 until 1975. Starting in the 1960s, he has served on dozens of corporate boards and non-profit boards.

Mr. Hutt is a renowned expert in food and drug law.  Since 1994, he has taught a full course on Food and Drug Law during winter term at Harvard Law School. He is the co-author of Food and Drug Law: Cases and Materials (Foundation Press, 1st edition 1980, 2d edition 1991, 3d edition 2007, 4th edition 2014), and has published more than 175 book chapters and articles on Food and Drug Law and on health policy. He is a member of the Editorial Advisory Board of the Food and Drug Law Journal.

In addition, Mr. Hutt was named by The Washingtonian magazine as one of Washington's 50 best lawyers (out of more than 40,000) and as one of Washington's 100 most influential people; by the National Law Journal as one the 40 best health care lawyers in the United States; and by Global Counsel as the best FDA regulatory specialist in Washington, DC.  Business Week referred to Mr. Hutt in June 2003 as the "unofficial dean of Washington food and drug lawyers.”

Mr. Hutt received a B.A. from Yale University, an LL.B. from Harvard Law School, and an LL.M. from New York University School of Law.

Board Service	Flex Pharma, Inc. (2014 – Present); Suneva Medical, Inc. (2014 – Present); Seres Therapeutics, Inc. (2013 – Present); Moderna Therapeutics, Inc. (2012 – Present); Selecta Biosciences, Inc. (2010 – Present); DNIB Unwind, Inc. (2008 – Present); Concert Pharmaceuticals, Inc. (2007 – Present); Living Proof, Inc. (2007 – Present); Xoma Corporation (2005 – Present); Q Therapeutics, Inc. (2002 – Present); DBV Technologies S.A. (2009 – 2015); NanoMedical Systems, Inc. (2007 – 2015); Pervasis Therapeutics, Inc. (2004 – 2012); Ista Pharmaceuticals, Inc. (2002 – 2012); Momenta Pharmaceuticals, Inc. (2001 – 2014)

Skills & Qualifications	Mr. Hutt’s qualifications to serve as director include his extensive knowledge of and experience with food and drug law and his service on numerous boards of directors in the biotechnology and pharmaceutical industries.

KHALID ISLAM, PHD
Age; Address	61; Life Sciences ,Management GmbH, C/O Financial Consulting & Accounting Group GmbH, Flurstrasse 1, 6332 Hagendorn (Zug), Switzerland
Occupation	Co-Founder and Partner of Sirius Healthcare Partners GmbH; Founder and Owner of Life Sciences Management GmbH; Founder of PrevABR LLC
Experience

Dr. Khalid Islam has over 29 years of experience in the pharmaceutical and biotechnology industry and currently serves as the Managing Director of Life Sciences Management GmbH, a position he has held since 2014. He is also co-founder in 2009 of Sirius Healthcare Partners GmbH, a Swiss life sciences company and PrevABR LLC, an American clinical-stage therapeutics company, in 2010.

Previously, Dr. Islam served as chairman and CEO of Gentium S.p.A., a Nasdaq-listed pharmaceutical company, from 2009 until 2014. Under his leadership Defibrotide, a widely-used anti-coagulant, was granted marketing authorization in the European Union and the company’s value increased from $25m to $1billion through a cash merger with Jazz Pharmaceuticals, plc. He is an advisor to the venture group Kurma Biofund (Paris). He is a founder/co-founder of Sirius Healthcare Partners GmbH (Zurich, Switzerland), PrevAbr LLC (D.C., USA), BioAim LLC (L.A., USA) & Life Sciences Management GmbH (Zug, Switzerland).

Dr. Islam has also held positions as president and CEO of Arpida AG, a SWX-listed biopharmaceutical company and raised $300M in its initial public offering and follow-ons, as well as various positions at Sanofi-Aventis (f/k/a HMR & MMD).

For nearly ten years, he worked at Imperial College (University of London), Milan University, and other universities across Europe. He holds several patents and has published over 80 articles in leading journals.

Dr. Islam is a graduate of Chelsea College and received his PhD from Imperial College, University of London.

Board Service	Minoryx Therapeutics (Chairman) (2016 – Present); Fennec Pharma, Inc. (Chairman) (2014 – Present); Oxthera AB (2014 – Present); Karolinska Development (2015 – Present) and PCovery Aps (Chairman) (2011 – 2015); Molmed SpA (2014 – 2016); C10 Pharma A/S (Chairman) (2010 – 2014)
Skills & Qualifications	Dr. Islam’s qualifications to serve as director include his extraordinary board experience, his deep knowledge of pharmaceutical companies and the patent process, and his outstanding leadership experience derived from founding several companies.

We urge stockholders to vote FOR ALL four of the Nominees on the GOLD proxy card.

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Company. We believe that, if elected, each of the Nominees will be considered an independent director of the Company under (i) NASDAQ Listing Rule 5605(a)(2), and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. Under the NASDAQ Listing Rules, however, a final determination as to the independence of the Nominees will not be made until after their election and appointment to the Board.

Each of the Nominees has entered into a nominee agreement pursuant to which venBio has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify such Nominees against, and with respect to, any losses that may be incurred by them in connection with their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. venBio has agreed to pay each nominee $[•] upon its filing of a definitive proxy statement with the SEC in connection with this Proxy Solicitation. The Nominees will not receive any compensation from venBio for their services as Nominees or directors of the Company if elected. If elected, the

Nominees will be entitled to such compensation from the Company as is consistent with the Company’s practices for services of non-employee directors.

Each of the Nominees has agreed to being named as a Nominee in this Proxy Statement and has confirmed his or her willingness to serve on the Board if elected. We do not expect that any of the Nominees will be unable to stand for election, but, in the event that a Nominee is unable to or for good cause will not serve, the shares of Common Stock represented by the GOLD proxy card will be voted for a substitute candidate selected by us. If we determine to add or substitute nominees, whether because the Company expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, we will file an amended proxy statement and proxy card that, as applicable, identifies the additional or substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes biographical and other information about such nominees required by the rules of the SEC.

If all four of the Nominees are elected, the Nominees will represent a majority of the members of the Board. If successful in this Proxy Solicitation, we believe that the Board, subject to its fiduciary duties, will appoint Richard Heyman (“Dr. Heyman”) as a Board observer and Board advisor based on Dr. Heyman’s extensive qualifications. Dr. Heyman served as the Chief Executive Officer of Seragon Pharmaceuticals, Inc., a private biotechnology company focused on developing Selective Estrogen Receptor Degraders (SERDs) targeting hormone dependent cancers, which was acquired by Genentech, Inc. in August 2014 for $725 million in cash and for $ 1 billion in contingent development milestones, and of Aragon Pharmaceuticals, Inc. which he cofounded in 2009 and which was acquired by Johnson and Johnson Services, Inc. in August 2013 for $650 million in cash and $350 million in contingent development milestones. Further qualifications include his service as the Executive Chairman of Metacrine, Inc., a private company targeting metabolic disease through advances in endocrine research, a position he has held since 2015. In addition, Dr. Heyman has also served on the board of directors of ORIC Pharmaceuticals, Inc., a private company focused on the discovery and development of novel therapies for treatment-resistant cancers, since 2014. From 2015 to 2016, he served as ORIC’s Interim Chief Executive Officer and from 2013 to 2016, he was a member of the board of directors of Organovo Holdings Inc., a company aimed at creating functional human tissues. Dr. Heyman was an NIH postdoctoral fellow and staff scientist at the Salk Institute, working with Dr. Ronald Evans, one of the top biologists in the world.

Potential Effects upon Change of Control.

Employment Agreements

The Company has entered into employment agreements, as amended and restated, with certain of its named executive officers (“NEOs”), including Ms. Sullivan and Dr. Goldenberg, the Chairman of the Board and the Company’s Chief Scientific Officer and Chief Patent Officer, as well as a Change in Control and Severance Agreement (each an “Employment Agreement”) with Michael R. Garone, the Company’s Chief Financial Officer (“Mr. Garone”). Each Employment Agreement has incorporated a definition of “Change of Control” or “Change in Control” that includes a trigger if either the individuals constituting Continuing Directors (as defined in each applicable Employment Agreement) cease for reasons of one or more contested elections to constitute a majority of the Board or if a majority of members of the Board is replaced during any twelve month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

The Employment Agreements contain both single-trigger provisions and double-trigger provisions. A single-trigger provision means that a change of control itself will trigger payments to the NEO and a double-trigger provision means that a change of control in and of itself does not trigger any payments, but rather there would also need to be either a termination of the NEO without “good cause” or a voluntary termination by the NEO for “good reason” during a specified timeframe before any benefits are triggered. The Nominees, if elected, reserve the right to take action to terminate certain of the covered NEOs without cause or to otherwise take any action that may provide “good reason” for any such covered NEOs to voluntarily terminate their employment, which in turn will trigger Change in Control payments to the NEOs, as described below. Under Ms. Sullivan’s Employment Agreement, as amended and restated as of June 19, 2014, “good reason” shall exist permitting Ms. Sullivan to terminate her employment with the Company if there is a “material diminution” in Ms. Sullivan’s duties, responsibilities, powers or authorities related to her service as President and Chief Executive Officer of the Company. In addition, under Dr. Goldenberg’s Employment Agreement, effective as of July 1, 2015, as amended, “good reason” shall exist permitting Dr.

1 The Company has failed to disclose the terms of Mr. Garone’s Employment Agreement, and thus, for the purposes of this Proxy Statement, we have assumed that it is substantially similar to the Change in Control and Severance Agreement, dated March 4, 2012, between the Company and Peter P. Pfreundschuh (Mr. Garone’s predecessor as CFO), incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K, as filed with the Commission on March 7, 2014.

Goldenberg to terminate his employment with the Company if there is a “material diminution” in Dr. Goldenberg’s duties, responsibilities, powers or authorities related to his service as Chief Scientific Officer and Chief Patent Officeof the Company. According to the Company’s Proxy Statement,1 Mr. Garone’s Employment Agreement provides for severance benefits in the event that Mr. Garone's employment with the Company is terminated pursuant to an involuntary termination within twelve (12) months following a "Change in Control" (as defined in the Employment Agreement).

According to the Company’s Proxy Statement, the benefits payable to the NEOs for termination as provided above under their Employment Agreements would be, in the aggregate, approximately $12.5 million, including approximately $4.0 million for Ms. Sullivan, $7.6 million for Dr. Goldenberg, and $0.9 million for Mr. Garone.

Vote Required.

According to the Company’s Second Amended and Restated By-Laws (the “Bylaws”), the election of each nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting. This means that to elect each director nominee, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of the Common Stock present or represented by proxy at the meeting and voting on the matter must vote “FOR” the director. Abstentions and broker non-votes will not be considered as votes cast for or against any nominee, and will therefore have no effect on the outcome of the vote.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Company’s proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, toll free at [(877) 305-0857] or collect at (212) 297-0720.

We Recommend a Vote FOR ALL Four of the Nominees on the GOLD proxy card.

PROPOSAL 2: ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

According to the Company’s Proxy Statement, the Company will provide stockholders with the opportunity to cast a non-binding advisory vote on the compensation of the Company’s named executive officers. This vote is advisory, and therefore is not binding on the Company, the Compensation Committee of the Board, or the Board. The Company’s Proxy Statement states that to the extent there is any significant vote against the executive officer compensation, the Board, including the Compensation Committee, will consider stockholders' concerns and evaluate what actions, if any, may be appropriate to address those concerns.

We believe stockholders should vote to disapprove the compensation of the Company’s named executive officers. We believe that the Company’s named executive officers have been overcompensated in light of the Company’s long-term operational and financial underperformance. Over the last five fiscal years, the Company’s named executive officers have collected approximately $21.1 million in aggregate compensation, while the publicly traded price of the Common Stock has fallen 28% over three years and fallen 14% over one year2 as the Company has increased the number of shares outstanding by 40% over one year.

According to the Company’s Proxy Statement, the Company will request a non-binding, advisory vote on a resolution substantially in the following form:

RESOLVED, that the stockholders of Immunomedics, Inc. approve, on an advisory basis, the compensation of the Company's named executive officers, disclosed pursuant to Item 402 of Regulation S-K in the Company's definitive proxy statement for the 2016 Annual Meeting.

We encourage all stockholders to review the Company’s proxy disclosures in the Company’s Proxy Statement in detail. According to the Company’s Proxy Statement, this vote will not be construed as overruling a decision by the Board, creating or implying any additional fiduciary duty by the Board, or restricting or limiting the ability of the Company’s stockholders to make proposals for inclusion in proxy materials related to executive compensation.

Vote Required.

According to the Company’s Proxy Statement, the approval of Proposal 2 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will not be considered as votes cast for or against the proposal and will therefore have no effect on the outcome of the vote.

We Recommend a Vote AGAINST Proposal 2 on the GOLD proxy card.

2 See, the Company’s Proxy Statements for 2016 and 2014, filed with the SEC on November 2, 2016 and October 22, 2014, respectively.

PROPOSAL 3: APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

According to the Company’s Proxy Statement, the Company's Certificate of Incorporation, as amended (the "Charter"), currently authorizes the Company to issue up to 165,000,000 shares of stock, all classes, consisting of (i) 155,000,000 shares of Common Stock, and (ii) 10,000,000 shares of Preferred Stock. On October 18, 2016, the Board approved, subject to stockholder approval, an amendment and restatement of the Charter to increase the maximum number of shares of the Company's stock authorized to 205,000,000 shares of stock consisting of: (x) 195,000,000 shares of Common Stock, and (y) 10,000,000 shares of Preferred Stock.

The stockholders are being asked to ratify the amendment to the Charter to ensure that shares will be available, if needed, for issuance in connection with grants of equity awards under the Company's equity incentive plans, possible acquisitions, partnering, financings, potential share purchases under existing licensing agreements, and other corporate purposes.

Given the Company’s recent performance and recently diluted stock issuances, we believe that stockholders should not give the Company a blank check for future below-market issuances, and thus we recommend that stockholders vote “AGAINST” Proposal 3. Even the Company itself states in the Company’s Proxy Statement, “the effect of the proposed increase in the authorized number of shares of Common Stock might render more difficult or discourage a merger, tender offer, proxy contest or change in control and the removal of management, which a majority of independent stockholders might otherwise deem favorable. The authority of the Board to issue Common Stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of the Company, because the issuance of additional shares of Common Stock would dilute the voting power of the Common Stock and Preferred Stock then outstanding.” Given these impediments and the complications they pose for shareholders, as well as the Company’s recent performance, we believe the Company’s proposed amendment to the Charter is unwarranted.

Vote Required.

According to the Company’s Proxy Statement, the approval of Proposal 3 requires the affirmative vote of a majority of all of the Common Stock outstanding and entitled to vote on the matter. Abstentions will count as votes “AGAINST” Proposal 3. As this is a contested election, there are no routine matters with respect to the Annual Meeting, and thus “broker non-votes” will also count as votes “AGAINST” Proposal 3.

We Recommend a Vote AGAINST Proposal 3 on the GOLD proxy card.

PROPOSAL 4: RATIFICATION OF THE COMPANY’S SELECTION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

According to the Company’s Proxy Statement, the Audit Committee of the Board (the “Audit Committee”) has appointed KPMG (“KPMG”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for fiscal year ending June 30, 2017. KPMG has served as the Company’s independent registered public accounting firm since 2013. It is anticipated that representatives of KPMG will be present at the meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from those attending the meeting.

The stockholders are being asked to ratify the appointment of KPMG as the independent registered public accounting firm for the fiscal year ending June 30, 2017. According to the Company’s Proxy Statement, in the event of a negative vote on such ratification, the Audit Committee may reconsider its selection.

Vote Required.

According to the Company’s Proxy Statement, the approval of Proposal 4 requires the affirmative vote of a majority of all of the Common Stock outstanding and entitled to vote on the matter. Abstentions will count as votes “AGAINST” Proposal 4. As this is a contested election, there are no routine matters with respect to the Annual Meeting, and thus “broker non-votes” will also count as votes “AGAINST” Proposal 4.

We Recommend a Vote FOR Proposal 4 on the GOLD proxy card.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Only holders of Common Stock at the close of business on the Record Date, October 19, 2016, are entitled to notice of and to vote at the Annual Meeting. Stockholders who sold shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date (unless they also transfer their voting rights).

According to the Company’s Proxy Statement, the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

How do I vote my shares?

Shares held in record name. If your shares of Common Stock are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of shares of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Shares beneficially owned or held in “street” name. If you hold your shares of Common Stock in “street” name with a broker, bank, dealer, trust company, or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company, or other nominee to vote in favor of the election of the Nominees. Please follow the instructions to vote provided on the enclosed GOLD proxy card. If your broker, bank, dealer, trust company, or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to info@okapipartners.com or mailing them to venBio Select Advisor LLC, c/o Okapi Partners LLC., 1212 Avenue of the Americas, 24th Floor, New York, New York 10036, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Shares of Common Stock represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR” all four of the Nominees listed in Proposal 1, “AGAINST” Proposal 2, “AGAINST” Proposal 3, and “FOR” Proposal 4.

How should I vote on each proposal?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” four Nominees standing for election to the Board named in this Proxy Statement (Proposal 1);

“AGAINST” the advisory proposal to approve the compensation of the Company’s executive officers (Proposal 2);

“AGAINST” the approval of the Amended and Restated Certificate of Incorporation (Proposal 3);

“FOR” the ratification of the Company’s selection of independent registered public accounting firm (Proposal 4);

How many shares must be present to hold the Annual Meeting?

According to the Company’s Proxy Statement a majority of the outstanding shares of Common Stock as of the Record Date must be present at the meeting to hold the Annual Meeting. This is called a quorum. Shares are counted as present at the Annual Meeting if the stockholder votes over the Internet or telephone, completes and submits a proxy or is present in person at the meeting. Shares that are present that vote to abstain or do not vote on one or more of the matters to be voted upon are counted as present for establishing a quorum. If a quorum is not present, we expect that the meeting will be adjourned until the Company obtains a quorum.. According to the Company’s Proxy Statement, abstentions (shares of the Company’s capital stock for which proxies have been received but for which the holders have abstained from voting) and broker non-votes, which are described below, will be included in the calculation of the number of shares of the Company’s capital stock represented at the meeting for purposes of determining whether a quorum has been achieved. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present. For more information on broker non-votes, see “What are “broker non-votes” and what effect do they have on the proposals?” below.

What vote is needed to approve each proposal?

•	Proposals1 and 2. According to the Bylaws, the approval of Proposal 1 requires the affirmative vote of a majority of the votes cast at the Annual Meeting for each nominee. In addition, the approval of Proposal 2 requires the affirmative vote of a majority of the votes cast at the Annual Meeting for Proposal 2. “A majority of the votes cast” means that, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of the Common Stock present or represented by proxy at the meeting and voting on the matter must vote “FOR” the director nominee to elect the nominee or “FOR” Proposal 2 to approve Proposal 2. Abstentions and broker non-votes will not be considered as votes cast for or against any nominee, and will therefore have no effect on the outcome of the vote.

THE ONLY WAY TO SUPPORT ALL FOUR OF THE NOMINEES IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” OF THE NOMINEES. PLEASE DO NOT SIGN OR RETURN A PROXY CARD FROM THE COMPANY, EVEN IF YOU INSTRUCT TO “ABSTAIN” ON THEIR DIRECTOR NOMINEES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

•	Proposals 3 and 4. According to the Bylaws and the Company’s Proxy Statement, the approval of each of Proposals 3 and 4 requires the affirmative vote of a majority of all of the Common Stock outstanding and entitled to vote on the matter.. Abstentions are considered voting power present at the Annual Meeting and therefore will count as votes “AGAINST” Proposals 3 and 4. As this is a contested election, there are no routine matters with respect to the Annual Meeting, and thus “broker non-votes” also will count as votes “AGAINST” Proposals 3 and 4.

What are “broker non-votes” and what effect do they have on the proposals?

Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares with respect to that particular proposal. If your shares are held in the name of a brokerage firm, and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal unless it is a “routine” matter. Because venBio has initiated a contested proxy solicitation, there will be no “routine” matters at the Annual Meeting for any broker accounts that are provided with proxy materials by venBio.

Broker non-votes, if any, with respect to the proposals set forth in this Proxy Statement will not count as votes present and entitled to vote and therefore will not be counted in determining the outcome of any Proposals 1 and 2, but will count as votes “AGAINST” for Proposals 3 and 4.

What should I do if I receive a proxy card from the Company?

You may receive proxy solicitation materials from Immunomedics, including an opposition proxy statement and proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Company or any other statements that it may otherwise make.

We recommend that you disregard any proxy card or solicitation materials that may be sent to you by the Company. Voting “ABSTAIN” for any of the Company’s nominees on its proxy card is not the same as voting for our Nominees because a vote abstaining for any of the Company’s nominees will not count as a vote “FOR” the Nominees. If you have already voted using the Company’s proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, toll free at [(877) 305-0857] or collect at (212) 297-0720.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation or a later dated proxy for the Annual Meeting to venBio Select Advisor LLC, c/o Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, New York 10036 or to the secretary of the Company; or
•	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee. If you attend the Annual Meeting and you beneficially own shares of Common Stock but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting. Contact Okapi Partners LLC toll free at [(877) 305-0857] or collect at (212) 297-0720 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE COMPANY’S PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Company, we request that either the original or a copy of any revocation be mailed to venBio Select Advisor LLC, c/o Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, New York 10036, so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by venBio and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements. venBio will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. venBio has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. venBio will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of venBio will also participate in the solicitation of proxies in support of the Nominees. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

venBio has retained Okapi Partners LLC (“Okapi”) to provide solicitation and advisory services in connection with this solicitation. Okapi will be paid a fee of not less than $60,000 based upon the campaign services provided. In addition, venBio will reimburse Okapi for its reasonable out-of-pocket expenses and will indemnify Okapi against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that Okapi will employ up to [●] persons to solicit the Company’s stockholders as part of this solicitation. Okapi does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this Proxy Solicitation.

Costs of this Proxy Solicitation are currently estimated to be approximately $[                     ]. We estimate that through the date hereof, venBio’s expenses in connection with this Proxy Solicitation are approximately $[            ]. If successful, venBio may seek reimbursement of these costs from the Company. In the event that venBio decides to seek reimbursement of its expenses, venBio does not intend to submit the matter to a vote of the Company’s stockholders. The Board, which will consist of all four of the Nominees, if all are elected, and one of the incumbent Company directors, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Company and its stockholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation, and other costs incidental to the solicitation.

Where can I find additional information concerning Immunomedics?

Pursuant to Rule 14a-5(c) promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Company’s Proxy Statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Company beneficially owned by the Company’s directors, nominees and management; certain stockholders’ beneficial ownership of more than 5% of the Company’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting stockholder proposals and director nominations intended for consideration at the 2017 annual meeting of stockholders and for consideration for inclusion in the proxy materials for that meeting. If the Company does not distribute the Company’s Proxy Statement to stockholders at least ten days prior to the Annual Meeting, we will distribute to the stockholders a supplement to this Proxy Statement containing such disclosures at least ten days prior to the Annual Meeting. We take no responsibility for the accuracy or completeness of information contained in the Company’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.edgar.sec.gov.

CONCLUSION

We urge you to carefully consider the information contained in this proxy statement and then support our efforts by signing, dating, and returning the enclosed GOLD proxy card today.

Thank you for your support,

VenBio Select Advisor LLC

Behzad Aghazadeh	Scott Canute
Peter Barton Hutt	Khalid Islam

[              ], 2016

ANNEX I: INFORMATION ON THE PARTICIPANTS

This Proxy Solicitation is being made by venBio Select Advisor LLC (“venBio”), Behzad Aghazadeh (“Dr. Aghazadeh”), and the Nominees (collectively, the “Participants”).

As of the close of business on November [15], 2016, the Participants may be deemed to “beneficially own,” in the aggregate, 9,564,140 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), representing approximately 9.0% of the Company’s outstanding Common Stock. The percentages used herein are based upon 105,942,855 shares of Common Stock outstanding as of November 1, 2016, as reported in the Corporation’s Quarterly Report on Form 10-Q for the period ended September 30, 2016, filed with the SEC on November 2, 2016.

venBio may be deemed to beneficially own, in the aggregate, 9,564,140 shares of Common Stock (including options to purchase 300,800 shares of Common Stock).

The principal business of venBio is to provide investment advisory and management services. The principal business of Dr. Aghazadeh is to serve as portfolio manager and controlling person of the Investment Manager. The principal business of each of the Nominees is disclosed in the section titled "PROPOSAL 1: ELECTION OF DIRECTORS" on page [6].

The principal business address of each of venBio and Dr. Aghazadeh is 120 West 45th Street, Suite 2802, New York, NY 10036. The principal business address of each of the Nominees is disclosed in the section titled "PROPOSAL 1: ELECTION OF DIRECTORS" on page [6].

Except as set forth in this Proxy Statement (including the Annexes), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this Proxy Solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements, or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her, or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her, or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including any of the Participants, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected, has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this Proxy Statement. There are no material proceedings to which any Participant or any of his, her, or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, except as set forth in this Proxy Statement (including the Annexes), none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years. Neither the Nominees nor any associate of a Nominee has served as a director or named executive officer of the Company at any point during the last three fiscal years of the Company.

Transactions by the Participants with respect to the Company’s securities

The following tables set forth all transactions effected during the past two years by the Participants with respect to securities of the Company. The shares of Common Stock reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Stock

venBio

Trade Date	Shares Purchased (Sold)	Trade Date	Shares Purchased (Sold)

2/25/2016	25,000	5/17/2016	50,000
2/26/2016	50,000	5/18/2016	100,000
2/29/2016	50,000	5/23/2016	50,000
3/1/2016	25,000	5/24/2016	84,700
3/2/2016	50,000	5/25/2016	25,000
3/3/2016	200,000	5/27/2016	217,000
3/4/2016	50,000	5/31/2016	100,000
3/7/2016	25,000	6/1/2016	50,000
3/8/2016	50,000	6/3/2016	300,000
3/11/2016	55,734	6/6/2016	275,000
3/14/2016	50,000	6/7/2016	100,000
3/15/2016	46,400	6/8/2016	160,000
3/18/2016	54,700	6/9/2016	960,000
3/22/2016	100,000	6/10/2016	200,000
3/23/2016	50,000	6/13/2016	100,000
3/24/2016	50,000	6/14/2016	50,000
3/28/2016	68,166	6/15/2016	65,600
3/29/2016	25,457	6/16/2016	75,000
3/30/2016	25,000	6/17/2016	100,000
4/1/2016	50,000	6/20/2016	200,000
4/5/2016	25,000	6/21/2016	50,000
4/7/2016	50,000	6/23/2016	100,000
4/18/2016	190,900	6/24/2016	1,339,401
4/20/2016	100,000	7/1/2016	13,600
4/21/2016	100,000	7/8/2016	50,000
4/22/2016	76,900	7/11/2016	50,000
4/25/2016	150,000	7/14/2016	25,000
4/26/2016	17,100	7/29/2016	0
4/27/2016	600,000	8/16/2016	75,000
4/28/2016	405,000	8/17/2016	25,000
4/29/2016	75,000	8/18/2016	(29,200)
5/2/2016	100,000	8/19/2016	(50,000)
5/3/2016	150,000	8/22/2016	(50,000)
5/4/2016	250,000	8/23/2016	(75,000)
5/5/2016	100,000	8/26/2016	(125,000)
5/6/2016	50,000	8/29/2016	(75,000)
5/9/2016	14,899	8/30/2016	(50,000)
5/10/2016	75,000	8/31/2016	(75,000)
5/12/2016	75,000	9/1/2016	(75,000)
5/16/2016	100,000	9/2/2016	(50,000)

Trade Date	Shares Purchased (Sold)

9/6/2016	(50,000)
9/7/2016	(50,000)
9/8/2016	(50,000)
9/9/2016	(50,000)
9/13/2016	(71,674)
9/15/2016	(50,000)
9/16/2016	(50,000)
9/19/2016	(50,000)
9/20/2016	(50,000)
9/21/2016	(50,000)
9/22/2016	(50,000)
9/23/2016	(50,000)
9/26/2016	(50,000)
9/27/2016	(75,000)
9/28/2016	(50,506)
10/5/2016	(150,000)
10/10/2016	(50,000)
10/11/2016	(50,000)
10/12/2016	(50,000)
10/20/2016	25,000
10/21/2016	50,000
10/24/2016	50,000
10/25/2016	50,000
10/28/2016	100,000
10/31/2016	1,180,823
11/1/2016	200,000
11/2/2016	100,000
11/3/2016	73,340
11/4/2016	75,000
11/7/2016	315,000

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your proxy “FOR ALL” of the Nominees by taking three steps:

●    SIGNING the enclosed GOLD proxy card,

●    DATING the enclosed GOLD proxy card, and

●    MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if       mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee, or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN IMMUNOMEDICS’ PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed and returned a proxy card to Immunomedics, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to Immunomedics by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the 2016 Annual Meeting by delivering a written notice of revocation or a later dated proxy for the 2016 Annual Meeting to Okapi or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

1212 Avenue of the Americas, 24th Floor New York, New York 10036 (212) 297-0720 Stockholders Call Toll-Free at: [(877) 305-0857] E-mail: info@okapipartners.com

[Form of Gold Proxy Card]

PRELIMINARY COPY – SUBJECT TO COMPLETION

IMMUNOMEDICS, INC.

Proxy Card for 2016 Annual Meeting of Stockholders

Scheduled for December 14, 2016 (the “Annual Meeting”):

THIS PROXY SOLICITATION IS BEING MADE BY VENBIO SELECT ADVISOR LLC (“VENBIO”) AND THE INDIVIDUALS NAMED IN PROPOSAL 1 (THE “NOMINEES”)

THE BOARD OF DIRECTORS OF IMMUNOMEDICS, INC. IS NOT SOLICITING THIS PROXY

The undersigned appoints [●] Bruce Goldfarb, and Eleazer Klein, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Immunomedics, Inc., a Delaware corporation (the “Company”), that the undersigned would be entitled to vote at the Annual Meeting of stockholders of the Company scheduled to be held on Wednesday, December 14, 2016 at 10:00 A.M. Eastern Time at the Executive Offices of Immunomedics, Inc., located at 300 The American Road, Morris Plains, New Jersey 07950, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” four of the nominees listed in Proposal 1, “AGAINST” Proposal 2, “AGAINST” Proposal 3, and “FOR” Proposal 4. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –– – – – – – – – – – – – – – – – – – – – – –

INSTRUCTIONS: VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT. OVER THE BOXES (FILL IN VOTING BOXES “©“ IN BLACK OR BLUE INK)

We recommend that you vote “FOR ALL” four of the Nominees named below:

Proposal 1 – Election at the Annual Meeting of the four individuals nominated by venBio to serve as directors.

Nominees:	FOR ALL	AGAINST ALL	FOR ALL EXCEPT	ABSTAIN
Behzad Aghazadeh Scott Canute Peter Barton Hutt Khalid Islam	❑	❑	❑	❑

(INSTRUCTIONS: To vote against any individual nominee, mark the “For All Except” box above and write the name of the nominee(s) from which you wish to vote against in the space provided below.)

We recommend that you vote “AGAINST” Proposal 2:
	FOR	AGAINST	ABSTAIN
Proposal 2 – To vote on the Company’s advisory resolution on the compensation of its named executive officers.	❑	❑	❑

We recommend that you vote “AGAINST” Proposal 3:
	FOR	AGAINST	ABSTAIN
Proposal 3 – To approve the amendment and restatement of the Company's certificate of incorporation, as amended, to increase the maximum number of authorized shares of the Company's capital stock.	❑	❑	❑

We recommend that you vote “FOR” Proposal 4:
	FOR	AGAINST	ABSTAIN
Proposal 4 – To ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017.	❑	❑	❑

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES